UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report: (Date of earliest event reported)   March 31, 2005


                          CROWN INTERNATIONAL, INC. /FL
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         FLORIDA                   000-31915           65-0716874
         -------                   ---------           ----------
 (State or other jurisdiction     (Commission        (IRS Employer
  of incorporation)               File Number)     Identification No.)

         80 Richmond Street West , Suite 1604, Toronto, Ontario M5H 2A4
         --------------------------------------------------------------
                    (Address of principal executive offices)

                                 (416)-866-8213
                                ---------------
                (Registrant's Executive Office Telephone Number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

Item 2.01      Completion of  Acquisition or Disposition of Assets.

               Disposition of Assets:

               On March 29, 2005 , Crown International, Inc.("Company") transferred all of its technology assets, business model and relationships to Crown Resources, Inc. ("Resources") a wholly owned subsidiary of the Company. In consideration for this asset transfer, Resources has agreed to issue 3,963,900 newly issued shares of common stock in Resources to the current shareholders of the Company in the same numbers and proportions as the shareholders in the Company presently own their shares. Resources shares are distributed, as a stock dividend , on a pro rata basis to all of the shareholders of the Company ;

               Prior to this asset transfer , Resources did not have any assets , revenue , nor operations.

               The Company's assets and business model and plans transferred to Resources are described in Part 1, Item 1 and Item 6 of the Company's annual report on Form 10-KSB for fiscal year ended March 31, 2004 incorporated by reference, and as further described in Part 1, Item 2 of the Company's quarterly report on Form 10-QSB for the period ended December 31, 2004 filed on February 22, 2005.

               This transaction, called a Spin-Off, was completed in accordance with the U.S. Securities and Exchange Commission Rules and Regulations and The Securities Act of 1933.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

               Effective March 30 , 2005 the Company's Board of Directors appointed two additional Directors of the Company. Following are the names and profiles of the new Directors.

               Lorna Irwin, was appointed Chief Financial Officer on May 13, 2002. Mrs. Irwin is the controlling shareholder of Macwin Investments Inc., an Ontario, Canada Private Corporation, and Macwin Investments Inc. is the controlling shareholder of Greatway Global Communications Corp., an Ontario, Canada Private Corporation, and Greatway is the controlling shareholder of the Company. For the past 13 years, Lorna Irwin has operated Macwin Investments Inc. and Macwin Consulting Inc. (also an Ontario, Canada Private Corporation) and both Companies offer financing and consulting services, and portfolio management services to various private and public companies.

               Peter Madsen, B.SC (HON.) (Biochemistry and Horticulture). Mr. Madsen's background includes a senior position with a major international bank where he focused on commercial asset based transactions. Also, he has been National Sales Manager for a leasing company as well as Vice-President of Marketing for an exporting company. To emerging companies, in corporate communication services, in manufacturing of building products, and in the recording and publishing fields, he has provided administrative and sales growth strategies and services. Mr. Madsen has completed courses in the securities, mutual fund and insurance areas.

               Effective March 30, 2005 the Company's Board of Directors removed Alex Kennedy as Secretary/Treasurer and as a Member of the Audit Committee of the Company's Board of Directors.

               Effective March 30, 2005 the Company's Board of Directors appointed Peter Madsen as Secretary/Treasurer and as a Member of the Audit Committee of the Company's Board of Directors

               Effective March 30, 2005 Members of the Audit Committee of the Board of Directors include Alan Irwin and Peter Madsen.


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SECTION 8 - OTHER EVENTS

Item 8.01      Other Events

               The Company authorized the issuance of 6,672,412 restricted common shares to Macwin Investments Inc. as a result of the Company converting the debt of Macwin Investments Inc. in the amount of $1,668,103, and which shares will be issued at the price of $0.25.

               The Company authorized the issuance of 429,000 common shares to William Lawrence Sklar in satisfaction for payment of an invoice, which shares shall be offered and sold pursuant to a registration on Form S-8 filed on March 30, 2005 and which shares will be issued at the price of $0.25 per share or an aggregate of $107,250.00 on the date of issuance.

               The Company authorized the issuance of 480,000 common shares to Ledyard H. DeWees in satisfaction for payment of an invoice, which shares shall be offered and sold pursuant to a registration on Form S-8 filed on March 30, 2005 and which shares will be issued at the price of $0.25 per share or an aggregate of $120,000.00 on the date of issuance.

               The Company authorized the issuance of 507,000 common shares to Lisa A. Bailey in satisfaction for payment of an invoice, which shares shall be offered and sold pursuant to a registration on Form S-8 filed on March 30, 2005 and which shares will be issued at the price of $0.25 per share or an aggregate of $126,750.00 on the date of issuance.

               The Company authorized the issuance of 95,387 common shares to David R. Vine in satisfaction for payment of an invoice, which shares shall be offered and sold pursuant to a registration on Form S-8 Filed on March 30, 2005 and which shares will be issued at the price of $0.25 per share or an aggregate of $23,846.00 on the date of issuance.

               The Company authorized the issuance of 250,000 restricted common shares to Brigand Capital Corp. in lieu of compensation for future services, and which shares will be issued at the price of $0.25 per share or an aggregate of $62,500.00 on the date of issuance.

               The Company authorized the issuance of 200,000 restricted common shares to Forbes/Hutton Financial Inc. as a facility fee, and which shares will be issued at the price of $0.25 per share or an aggregate of $50,000.00 on the date of issuance.

               The Company authorized the issuance of 40,000 restricted common shares to Equitable Lease Corporation as a facility fee, and which shares will be issued at the price of $0.25 per share or an aggregate of $10,000.00 on the date of issuance.

               The Company authorized the issuance of 800,000 restricted common shares to Vidcom.com Technologies Inc. in accordance with a Private Placement and a facility fee and which shares will be issued at the price of $0.25 per share or an aggregate of $200,000.00 on the date of issuance.


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FORWARD-LOOKING STATEMENTS

The statements contained in Management's Discussion and Analysis that are not historical in nature are forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements. In some cases, you can identify forward-looking statements by our use of words such as "may," "will," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "potential" or "continue" or the negative or other variations of these words, or other comparable words or phrases. Factors that could cause or contribute to such differences include, but are not limited to, the fact that we are a start-up company, we may need to raise additional funds to meet business plan projections, we are dependent on our program providers for satellite signals and programming, our ability to successfully sell services and marketing programs, changes in our suppliers' or competitors' pricing policies, the risks that competition, technological change or evolving customer preferences could adversely affect the sale of our products, unexpected changes in regulatory requirements and other factors identified from time to time in the Company's reports filed with the Securities and Exchange Commission, including, but not limited to our Annual Report on Form 10-KSB for the year ended March 31, 2004 previously filed with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements or other future events. Moreover, neither we nor anyone else assumes responsibility for the accuracy and completeness of forward-looking statements. We are under no duty to update any of our forward-looking statements after the date of this report. You should not place undue reliance on forward-looking statements.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS             Not Applicable




SIGNATURES:

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CROWN INTERNATIONAL, INC. /FL

Dated: March 31, 2005                 By: /s/ Alan Irwin
                                      ---------------------
                                      Alan Irwin
                                      President and CEO


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